UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2025

International Paper Company
(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange
Common Stock, $1 per share par value	IPC	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS
Item 8.01.   Other Events
As previously disclosed, on August 20, 2025, International Paper Company, a New York corporation (the “Company”), International Paper Holdings (Luxembourg) S.à r.l., private limited liability company (société à responsabilité limitée) organized and existing under the laws of the Grand Duchy of Luxembourg (“IP Lux Holdings”), English Oak, LLC, a Delaware limited liability company (“English Oak,” and together with the Company and IP Lux Holdings, the “Sellers”), Absorbent Fiber Topco, Inc., a Delaware corporation (“Parent”), Absorbent Fiber Bidco, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Paper Acquisition US”) and Absorbent Fiber Acquisitions Canada, Ltd., an Alberta corporation and a direct wholly owned subsidiary of Paper Acquisition US (“Paper Acquisition Canada,” and together with Paper Acquisition US, collectively, “Buyer”), entered into a Securities Purchase Agreement (the “Sale Agreement”), pursuant to which, among other things, the Sellers will sell to Buyer all of the issued and outstanding equity interests of GCF US Holdings LLC, a Delaware limited liability company, GCF (Asia) Limited, a Hong Kong limited company, International Paper Cellulose Fibers (Poland) sp. z o.o., a limited liability company (spółka z ograniczoną odpowiedzialnością) organized and existing under the laws of the Republic of Poland and International Paper Canada Pulp Holdings ULC, an unlimited liability corporation organized under the laws of the Province of Alberta, which entities represent all of the Company’s Global Cellulose Fibers (“GCF”) business (the “Transaction”).

The Transaction is conditioned on, among other things, the expiration or early termination of the statutory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and other required regulatory approvals.

On September 24, 2025, the Federal Trade Commission granted early termination of the waiting period under the HSR Act.

The Transaction remains subject to the remaining customary closing conditions and approvals and the receipt of other required regulatory approvals.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date:	September 26, 2025	By:	/s/ Joseph R. Saab
		Name:	Joseph R. Saab
		Title:	Senior Vice President, General Counsel and Corporate Secretary